Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ JOHN T. SCHUESSLER
John T. Schuessler, Chairman of the Board, Chief Executive Officer & President, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ PAUL D. HOUSE
Paul D. House, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ DANIEL L. BOONE
Daniel L. Boone, Senior Vice President, General Controller & Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ ANN B. CRANE
Ann B. Crane, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ JANET HILL
Janet Hill, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ THOMAS F. KELLER
Thomas F. Keller, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ WILLIAM E. KIRWAN
William E. Kirwan, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ DAVID P. LAUER
David P. Lauer, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ J. RANDOLPH LEWIS
J. Randolph Lewis, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ JAMES F. MILLAR
James F. Millar, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ JAMES V. PICKETT
James V. Pickett, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Daniel L. Boone as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of April, 2005.

/s/ JOHN R. THOMPSON
John R. Thompson, Director